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                        Letterhead of General American


                                   VIA EDGAR
                                   ---------


                                January 9, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                           RE: GENERAL AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT ELEVEN--VGSP
                               FILE NO. 33-48550

Ladies and Gentlemen:

Pursuant to Rule 497(d) of the Securities Act of 1933, as amended, attached hereto please find a prospectus supplement for General American Life Insurance Company's VGSP (File No. 33-48550). The supplement sets forth the change of portfolio name, investment objective, and portfolio manager of two of General American Capital Company's funds which policyholders who have funds in VGSP may invest. The supplement will be incorporated into the prospectus effective immediately.

If you have any questions regarding this filing, please call me at
(314) 444-0499.

                               Sincerely,

                               /s/ Christopher A. Martin

                               Christopher A. Martin


cc:   Matthew P. McCauley
      Gordon E. Bess


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(Amendment to Flexible Premium Variable Life Insurance Policy prospectus page 8. This information replaces the descriptions of the International Equity Fund and Special Equity Fund of General American Capital Company.)


GENERAL AMERICAN CAPITAL COMPANY

Effective January 1, 1997, the name, investment strategy, and portfolio manager of two of the funds offered by General American Capital Company have changed. The changes, which were approved by a shareholder vote December 16, 1996, are as follows:

The International Equity Fund is now known as the International Index Fund, and the Special Equity Fund is now known as the Mid-Cap Equity Fund. Conning Asset Management Company, the investment adviser for both funds, has taken over the portfolio management of both funds in place of Provident Capital Management, Inc., the former investment sub-adviser for the funds.

The new investment objective and policies of each of these two funds are summarized below:

      International Index Fund: The investment objective of this Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International, Europe, Australia, and Far East Index (the "EAFE Index"). This Fund pursues this objective by following a passively-managed international index strategy of replicating to the extent possible the performance of the EAFE Index.

      Mid-Cap Equity Fund: The investment objective of this Fund is long-term capital appreciation, which it pursues through investment primarily in common stocks of United States-based, publicly-traded companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization falls within the capitalization range of the Standard & Poor's MidCap 400 at the time of the Fund's investment.

                                                               VGSP